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                                                                 Exhibit 10.16.4

                           LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of January 25, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and GTC BIOTHERAPEUTICS, INC., a Massachusetts corporation with its chief executive office located at 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts 01702 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 27, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of March 27, 2002, between Borrower and Bank, as amended by a Loan Modification Agreement dated June 11, 2003, and by a Loan Modification Agreement dated August 13, 2003 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   MODIFICATIONS TO LOAN AGREEMENT.

          1. The Loan Agreement shall be amended by deleting the following provision appearing in the first sentence of Section 2.1.6(a) thereof:

                         ""2.1.6. 2003 EQUIPMENT ADVANCES.

                                 (a)  Availability. Through December 31, 2003
                         (the "2003 Equipment Availability End Date"), Bank shall make Equipment Advances under the 2003 Committed Equipment not exceeding the 2003 Committed Equipment Line."

               and inserting in lieu thereof the following:

                         ""2.1.6. 2003 EQUIPMENT ADVANCES.

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                                 (a)  Availability. Through June 30, 2004 (the
                         "2003 Equipment Availability End Date"), Bank shall make Equipment Advances under the 2003 Committed Equipment not exceeding the 2003 Committed Equipment Line."

          2. The Loan Agreement shall be amended by deleting the following, appearing as Section 6.7(a) thereof, in its entirety:

                                 "(a) LIQUIDITY. Borrower and its Subsidiaries
                         shall maintain unrestricted cash and marketable securities less outstanding Obligations under the Committed Revolving Line, of not less than Twenty-Five Million Dollars ($25,000,000.00). If, at any time, the Borrower shall fail to satisfy the terms of this
                         Section 6.7(a), then the Borrower shall immediately deposit with the Bank an amount of unrestricted cash equal to the outstanding Obligations hereunder, and shall thereafter maintain unrestricted cash with the Bank equal to the outstanding Obligations, as such amount may increase or decrease."

               and inserting in lieu thereof the following:

                                 "(a) LIQUIDITY. Borrower and its Subsidiaries
                         shall maintain unrestricted cash and marketable securities less outstanding Obligations under the Committed Revolving Line, of not less than Eighteen Million Dollars ($18,000,000.00). If, at any time, the Borrower shall fail to satisfy the terms of this
                         Section 6.7(a), then the Borrower shall immediately deposit with the Bank an amount of unrestricted cash equal to the outstanding Obligations hereunder, and shall thereafter maintain unrestricted cash with the Bank equal to the outstanding Obligations, as such amount may increase or decrease."

          3. The Loan Agreement shall be amended by inserting the following provision to appear as Section 6.9 thereof:

                                 "6.9 MARKET APPROVAL. On or before February 28,
                         2004, the Borrower shall provide the Bank with a evidence, acceptable to the Bank, in it reasonable discretion, that the Borrower has submitted to the European Medicines Evaluation Agency a market approval application for its drug, rhATIII".

          4. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

4. FEES. The Borrower shall pay to Bank a modification fee equal to Twenty Thousand Dollars ($20,000.00), which modification fee shall be due and payable on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for

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all legal fees and expenses incurred in connection with this amendment to the
Existing Loan Documents.

5. RATIFICATION OF PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Pledge Agreement dated as of March 27, 2002, between Borrower and Bank, and acknowledges, confirms and agrees that said Pledge Agreement shall remain in full force and effect and the Collateral defined therein shall continue to secure the Obligations under the Loan Agreement, as amended hereby.

6. RATIFICATION OF NEGATIVE PLEDGE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of March 27, 2002, between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

7. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of March 27, 2002, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event

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shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).


     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                                BANK:

GTC BIOTHERAPEUTICS, INC.,                               SILICON VALLEY BANK,
formerly known as Genzyme Transgenics Corporation        doing business as
                                                         SILICON VALLEY EAST


By:  /s/ John B. Green                                   By:  /s/ Pamela Aldsworth
    -------------------------------------                     --------------------------------------

Name: John B. Green                                      Name: Pamela Aldsworth
     ------------------------------------                     --------------------------------------

Title: Senior Vice President                             Title: SCO
      -----------------------------------                      -------------------------------------


                                                         SILICON VALLEY BANK

                                                         By:  /s/ Karen J. Berand
                                                            ----------------------------------------

                                                         Name:  Karen J. Berand
                                                              --------------------------------------

                                                         Title:  Division Manager
                                                               -------------------------------------
                                                               (signed in Santa Clara County, California)

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                                    EXHIBIT A

                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM:    GTC BIOTHERAPEUTICS, INC.

     The undersigned authorized officer of GTC Biotherapeutics, Inc. certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ____________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

     PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES"
COLUMN.

REPORTING COVENANT                             REQUIRED                                COMPLIES
------------------                             ------------------------------------------------
Quarterly financial statements with CC         Within 5 days after filing with SEC     Yes  No
Annual (CPA Audited)                           With 5 days after filing with SEC       Yes  No
Projects approved by Board of Directors        Annually, and as updated                Yes  No

FINANCIAL COVENANT                             REQUIRED                ACTUAL          COMPLIES
------------------                             --------                ------          --------
MAINTAIN ON A QUARTERLY BASIS:
     Minimum Liquidity                         $  18,000,000.00          $ _______     Yes   No


COMMENTS REGARDING EXCEPTIONS:  See Attached.                                        BANK USE ONLY

Sincerely,
                                                                           Received by:
                                                                                       -----------------------
                                                                                       AUTHORIZED SIGNER
-----------------------
SIGNATURE
                                                                           Date:
                                                                                 -----------------------
-----------------------
TITLE                                                                      Verified:
                                                                                    --------------------
                                                                                    AUTHORIZED SIGNER
-----------------------
DATE                                                                       Date:
                                                                                -----------------------------

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